THIS SUBSCRIPTION AGREEMENT RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.

SUBSCRIPTION AGREEMENT

(Offshore Subscriber)

TO:	Global Innovative Systems Inc. (the "Company")

16/F. Hang Seng Mongkok Building

677 Nathan Road

Mongkok, Kowloon

Hong Kong

Conversion of Loan to Shares

1.	Debt Settlement

1.1                         As of January 16, 2007, the undersigned (the "Subscriber") has advanced an aggregate amount of US$1,451,322.60 to the Company through an oral, unsecured and non-interest bearing loan agreement which has no fixed terms of repayment (the "Loan").

1.2                         The Company seeks to cancel the Loan in consideration for the issuance of common shares in the capital of the Company (each, a "Common Share") to the Subscriber on the basis of one Common Share for each US$0.55 of the Loan outstanding (the "Debt Settlement") for an aggregate amount of 2,638,768 Common Shares (the "Settlement Shares").

1.3                         The Subscriber, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, hereby irrevocably agrees to subscribe for the Settlement Shares in consideration for the full and final satisfaction of the Loan.

2.	Documents Required from Subscriber

2.1                         The Subscriber must complete, sign and return to the Company an executed copy of this Subscription Agreement.

2.2                         The Subscriber shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities and applicable law.

3.	Closing

3.1                         Closing of the subscription of the Settlement Shares (the "Closing") shall occur on or before the 19th day of January, 2007, or on such other date as may be determined by the Company (the "Closing Date").

4.	Acknowledgements of Subscriber

4.1                         The Subscriber acknowledges and agrees that:

(a)

none of the Settlement Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(b)	other than as set out herein, the Company has not undertaken, and will have no obligation, to register any of the Settlement Shares under the 1933 Act or any other securities legislation;
(c)	it has received and carefully read this Subscription Agreement;
(d)

it and its advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the subscription of the Settlement Shares hereunder, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

(e)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books in connection with the subscription of the Settlement Shares hereunder have been made available for inspection by him and his attorney and/or advisor(s);

(f)

all information which the Subscriber has provided to the Company is correct and complete as of the date the Subscription Agreement is signed, and if there should be any change in such information prior to this Subscription Agreement being executed by the Company, the Subscriber will immediately provide the Company with such information;

(g)

the Company is entitled to rely on the representations and warranties of the Subscriber contained in this Subscription Agreement and the Subscriber will hold harmless the Company from any loss or damage it or they may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement;

(h)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the

Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(i)

the Subscriber has been advised to consult the Subscriber's own legal, tax and other advisors with respect to the merits and risks of a subscription in the Settlement Shares and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Subscriber is resident in connection with the distribution of the Settlement Shares hereunder, and
(ii)	applicable resale restrictions;
(j)

none of the Settlement Shares are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Settlement Shares will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in the Common Shares on the OTCBB over-the-counter securities market;

(k)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Settlement Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Settlement Shares;

(l)

none of the Settlement Shares may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period (as defined herein);

(m)

the Company will refuse to register any transfer of the Settlement Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in each case in accordance with applicable state securities laws;

(n)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Settlement Shares;
(o)	no documents in connection with the subscription of the Settlement Shares hereunder have been reviewed by the SEC or any state securities administrators;
(p)	there is no government or other insurance covering any of the Settlement Shares;
(q)

the issuance and subscription of the Settlement Shares to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company; and

(r)

the statutory and regulatory basis for the exemption claimed for the subscription of the Settlement Shares, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act.

5.	Representations, Warranties and Covenants of the Subscriber

5.1                         The Subscriber hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the Closing) that:

(a)	the Subscriber is not a U.S. Person;
(b)	the Subscriber is not acquiring the Settlement Shares for the account or benefit of, directly or indirectly, any U.S. Person;
(c)

the Subscriber is resident in the jurisdiction set out under the heading "Name and Address of Subscriber" on the signature page of this Subscription Agreement and the subscription of the Settlement Shares by the Subscriber as contemplated in this Subscription Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Subscriber;

(d)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(e)

if the Subscriber is a corporation or other entity, the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(f)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;
(g)

the Subscriber is acquiring the Settlement Shares as principal for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest in such Settlement Shares, and it has not subdivided its interest in the Settlement Shares with any other person;

(h)

the Subscriber is outside the United States when receiving and executing this Subscription Agreement and is acquiring the Settlement Shares as principal for the Subscriber's own account for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Settlement Shares;

(i)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the entire investment;
(j)

the Subscriber has made an independent examination and investigation of an investment in the Settlement Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in any way whatsoever for the Subscriber's decision to invest in the Settlement Shares and the Company;

(k)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Settlement Shares for an indefinite period of time;

(l)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(m)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto;
(n)

the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;

(o)

the Subscriber is not an underwriter of, or dealer in, the Common Shares, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Settlement Shares;

(p)

the Subscriber understands and agrees that none of the Settlement Shares have been or will be registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the 1933 Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(q)

the Subscriber understands and agrees that offers and sales of any of the Settlement Shares prior to the expiration of a period of one year after the date of original issuance of the Settlement Shares (the one year period hereinafter referred to as the "Distribution Compliance Period") shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the 1933 Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the 1933 Act or an exemption therefrom and in each case only in accordance with applicable state securities laws;

(r)

the Subscriber acknowledges that it has not acquired the Settlement Shares as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of any of the Settlement Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Settlement Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Settlement Shares pursuant to registration of any of the Settlement Shares pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(s)

the Subscriber understands and agrees not to engage in any hedging transactions involving any of the Settlement Shares unless such transactions are in compliance with the provisions of the 1933 Act and in each case only in accordance with applicable state securities laws;

(t)

the Subscriber understands and agrees that the Company will refuse to register any transfer of the Settlement Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act;

(u)

the Subscriber (i) is able to fend for itself in the Subscription; (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Settlement Shares and the Company; and (iii) has the ability to bear the economic risks of its prospective investment and can afford the complete loss of such investment;

(v)	the Subscriber is not aware of any advertisement of any of the Settlement Shares and is not acquiring the Settlement Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

(w)	no person has made to the Subscriber any written or oral representations:
(i)	that any person will resell or repurchase any of the Settlement Shares,
(ii)	that any person will refund the purchase price of any of the Settlement Shares,
(iii)	as to the future price or value of any of the Settlement Shares, or
(iv)

that any of the Settlement Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Settlement Shares of the Company on any stock exchange or automated dealer quotation system.

5.2                         In this Subscription Agreement, the term "U.S. Person" shall have the meaning ascribed thereto in Regulation S.

6.	Representations and Warranties will be Relied Upon by the Company

6.1                         The Subscriber acknowledges that the representations and warranties contained herein are made by it with the intention that such representations and warranties may be relied upon by the Company and its legal counsel in determining the Subscriber's eligibility to subscribe for the Settlement Shares under applicable securities legislation, or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to subscribe for the Settlement Shares under applicable securities legislation. The Subscriber further agrees that by accepting delivery of the certificates representing the Settlement Shares on the Closing Date, it will be representing and warranting that the representations and warranties contained herein are true and correct as at the Closing Date with the same force and effect as if they had been made by the Subscriber on the Closing Date and that they will survive the subscription by the Subscriber of the Settlement Shares and will continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of such Settlement Shares.

7.	Resale Restrictions

7.1                         The Subscriber acknowledges that any resale of the Settlement Shares will be subject to resale restrictions contained in the securities legislation applicable to each Subscriber or proposed transferee. The Subscriber acknowledges that the Settlement Shares have not been registered under the 1933 Act of the securities laws of any state of the United States. The Settlement Shares may not be offered or sold in the United States unless registered in accordance with United States federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

7.2                         The Subscriber acknowledges that restrictions on the transfer, sale or other subsequent disposition of the Securities by the Subscriber may be imposed by securities laws in addition to any restrictions referred to in Section 7.1 above, and, in particular, the Subscriber acknowledges and agrees that none of the Securities may be offered or sold to a U.S. Person or for the account or benefit of a U.S. Person (other than a distributor) prior to the end of the Distribution Compliance Period.

8.	Acknowledgement and Waiver

8.1                         The Subscriber has acknowledged that the decision to subscribe for the Settlement Shares was solely made on the basis of available information provided to the Subscriber. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of the Settlement Shares.

9.	Legending of Settlement Shares

9.1                         The Subscriber hereby acknowledges that that upon the issuance thereof, and until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Settlement Shares will bear a legend in substantially the following form:

"THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT."

9.2                         The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Subscription Agreement.

10.	Costs

10.1                       The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the subscription of the Settlement Shares shall be borne by the Subscriber.

11.	Governing Law

11.1                       This Subscription Agreement is governed by the laws of the State of Nevada and the federal laws of the United States applicable herein.

12.	Survival

12.1                       This Subscription Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the subscription of the Settlement Shares by the Subscriber pursuant hereto.

13.	Assignment

13.1                       This Subscription Agreement is not transferable or assignable.

14.	Severability

14.1                       The invalidity or unenforceability of any particular provision of this Subscription Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription Agreement.

15.	Entire Agreement

15.1                       Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription Agreement contains the entire agreement between the parties with respect to the issuance of the Settlement Shares and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

16.	Notices

16.1                       All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Subscriber shall be directed to the address on the signature page of this Subscription Agreement and notices to the Company shall be directed to it at Global Innovative Systems Inc. 16/F. Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong, Fax No.: (852) 2546 6878.

17.	Counterparts and Electronic Means

17.1                       This Subscription Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument. Delivery of an executed copy of this Subscription Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Subscription Agreement as of the date hereinafter set forth.

18.	Delivery Instructions

18.1                       The Subscriber hereby directs the Company to deliver the Share and Certificates to:

Bondy Tan

(name)

16/F., Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong

(address)

18.2                       The Subscriber hereby directs the Company to cause the Settlement Shares to be registered on the books of the Company as follows:

Bondy Tan

(name)

Flat E., 39/F., Tower 2, Kornville, 28 Yauman Street, Quarry Bay, Hong Kong

(address)

18.3                       The undersigned hereby acknowledges that it will deliver to the Company all such additional completed forms in respect of the Subscriber's subscription of the Securities as may be required for filing with the appropriate securities commissions and regulatory authorities.

[the remainder of this page left intentionally blank]

IN WITNESS WHEREOF the Subscriber has duly executed this Subscription Agreement as of the date of acceptance by the Company.

Bondy Tan

(Name of Subscriber – Please type or print)

/s/ Bondy Tan

(Signature and, if applicable, Office)
Flat E, 39/F., Tower 2, Kornville, 30 Yauman Street
(Address of Subscriber)

Quarry Bay

(City, State or Province, Postal Code of Subscriber)

Hong Kong

(Country of Subscriber)

A C C E P T A N C E

The above-mentioned Subscription Agreement in respect of the Settlement Shares is hereby accepted by GLOBAL INNOVATIVE SYSTEMS INC.

DATED at Hong Kong, the 18th day of January, 2007.

GLOBAL INNOVATIVE SYSTEMS INC.

Per:    /s/ Charles Cheung

Charles Cheung, Authorized Signatory

CW1030624.2